The Sentinel Funds

     Supplement dated June 13, 2006 to the Prospectus dated March 30, 2006, as supplemented on June 1, 2006

Capital Markets Income Fund
---------------------------
Effective August 14, 2006, the following changes are made to the prospectus.

The Fund's principal investment strategies on pages 7-8 are deleted and replaced with the following:

     THE CAPITAL MARKETS INCOME FUND normally divides its assets among several broad asset classes. Sentinel has broad discretion in allocating assets among the classes. The classes are:

     1. Investment-grade Bonds. The Fund normally invests at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds, and may include the dollar roll transactions described for the Balanced Fund. Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.
     2. Below Investment-grade Bonds. The Fund may invest up to 35% of its total assets in bonds rated below investment grade (e.g., rated below BBB by Standard and Poor's or below Baa by Moody's) or which are unrated but considered to be of comparable credit quality by Sentinel. These bonds are sometimes called "junk bonds". Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated below investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.
     3. Equity and Equity-related Securities. The Fund may invest up to 35% of its total assets in these securities, including common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund may invest up to 10% of its total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets.

     The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

     Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

     The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

     The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

     The Capital Markets Income Fund is principally subject to the following types of risks: stock market and selection, sector, general foreign securities, foreign banks and securities depositories, general fixed-income securities, dollar rolls, government securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

All references to Evergreen Investment Management Company LLC are deleted.

The convertible securities risk on page 19 and the loan risk on page 21 are deleted.

The following risks on page 20 are deleted and replaced with the following:

     GENERAL FOREIGN SECURITIES RISK. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the Capital Markets Income Fund and the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     EMERGING MARKETS RISK. The risks of foreign investments are usually much greater for the emerging markets in which the Capital Markets Income Fund and the International Equity Fund may invest. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

     Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

The average annual total return tables on pages 27 and 28 are deleted and replaced with the following:


For the periods ended                                                                                Past 10 Years/
December 31, 2005                                                   Past One Year     Past 5 Years  Since Inception
--------------------------------------------------------------------------------------------------------------------
BALANCED FUND
Return Before Taxes: Class A                                                 0.10             2.90             6.66
Return After Taxes on Distributions:
Class A                                                                     -0.68             1.53             4.69
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(13)                                                                  0.71             1.81             4.78
Lehman Aggregate Bond Index(15)                                              2.43             5.87             6.16
S&P 500 Composite Stock Price Index(16)                                      4.91             0.54             9.08


For the periods ended                                                                                Past 10 Years/
December 31, 2005                                                   Past One Year     Past 5 Years  Since Inception
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes: Class B                                                 0.46             2.96             6.48(1)
Lehman Aggregate Bond Index(15)                                              2.43             5.87             6.52(1)
S&P 500 Composite Stock Price Index(16)                                      4.91             0.54             8.74(1)
Return Before Taxes: Class C                                                 3.38             2.99             3.18(2)
Lehman Aggregate Bond Index(15)                                              2.43             5.87             6.05(2)
S&P 500 Composite Stock Price  Index(16)                                     4.91             0.54             2.97(2)
Return Before Taxes: Class D                                                -0.92             2.52             2.94(3)
Lehman Aggregate Bond Index(15)                                              2.43             5.87             5.69(3)
S&P 500 Composite Stock Price Index(16)                                      4.91             0.54             1.78(3)
--------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND(17)
Return Before Taxes: Class A                                                -0.28            -3.46             7.62(4)
Return After Taxes on Distributions:
Class A                                                                     -1.54            -4.06             6.74(4)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                      1.45            -3.01             6.51(4)
Return Before Taxes: Class C                                                 3.39            -3.10             7.47(4)
Russell 1000 Growth  Index(18)                                               5.26            -3.58             6.73(4)
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS INCOME FUND
Return Before Taxes: Class A                                                -4.11                              7.78(5)
Return After Taxes on Distributions:
Class A                                                                     -5.53                              6.13(5)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                                 -2.20                              5.83(5)
Lehman Aggregate Bond Index(15)                                              2.43                              3.16(5)
Lehman High Yield Bond Index(19)                                             2.74                             12.91(5)
Return Before Taxes: Class B                                                -3.69                              8.01(5)
Lehman Aggregate Bond Index(15)                                              2.43                              3.16(5)
Lehman High Yield Bond Index(19)                                             2.74                             12.91(5)
Return Before Taxes: Class C                                                -0.73                              9.09(5)
Lehman Aggregate Bond Index(15)                                              2.43                              3.16(5)
Lehman High Yield Bond Index(19)                                             2.74                             12.91(5)
--------------------------------------------------------------------------------------------------------------------
CAPITAL OPPORTUNITY FUND(6)
Return Before Taxes: Class A                                                -2.06            -3.39           -4.57(7)
Return After Taxes on Distributions:
Class A                                                                       -2.19            -3.51         -4.66(7)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                                 -1.17            -2.88           -3.83(7)
S&P 500 Composite Stock Price Index(16)                                      4.01            -1.54           -2.92(7)
Return Before Taxes: Class B                                                -1.95            -3.49           -4.59(7)
S&P 500 Composite Stock Price Index(16)                                      4.01            -1.54           -2.92(7)
Return Before Taxes: Class C                                                 0.66            -4.30           -8.59(8)
S&P 500 Composite Stock Price Index(16)                                      4.01            -1.54           -6.18(8)
--------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND
Return Before Taxes: Class A                                                 1.87             1.50             8.02
Return After Taxes on Distributions:
Class A                                                                      1.07             0.02             5.87
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                                  2.28             0.74             6.11
S&P 500 Composite Stock Price Index(16)                                      4.91             0.54             9.08
Return Before Taxes: Class B                                                 2.26             1.46             7.50(1)
S&P 500 Composite Stock Price Index(16)                                      4.91             0.54             8.74(1)
Return Before Taxes: Class C                                                 5.14             1.50             2.67(2)
S&P 500 Composite Stock Price Index(16)                                      4.91             0.54             2.97(2)


For the periods ended                                                                                Past 10 Years/
December 31, 2005                                                   Past One Year     Past 5 Years  Since Inception
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND(9)
Return Before Taxes: Class A                                                 0.26             5.01             5.24
Return After Taxes on Distributions:
Class A                                                                     -1.26             3.21             3.06
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                      0.16             3.19             3.09
Class C                                                                      0.39             4.44             4.45
Lehman Government Bond Index(20)                                             2.65             5.39             5.94
--------------------------------------------------------------------------------------------------------------------
GROWTH LEADERS FUND(17)
Return Before Taxes: Class A                                                -2.60            -3.26            -0.55(4)
Return After Taxes on Distributions:
Class A                                                                     -2.60            -3.26            -0.60(4)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                     -1.69            -2.74            -0.49(4)
Return Before Taxes: Class C                                                -0.71            -2.74            -0.81(4)
Russell 1000 Growth  Index(18)                                               5.26            -3.58            -4.51(4)
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
Return Before Taxes: Class A                                                -2.99             7.63            5.22(10)
Return After Taxes on Distributions:
Class A                                                                     -5.23             4.62            1.97(10)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                                 -1.96             4.67            2.37(10)
Lehman High Yield Bond  Index(19)                                            2.74             8.85            5.17(10)
Return Before Taxes: Class B                                                -3.65             7.62            5.44(10)
Lehman High Yield Bond Index(19)                                             2.74             8.85            5.17(10)
Return Before Taxes: Class C                                                -0.77             7.43             3.41(2)
Lehman High Yield Bond Index(19)                                             2.74             8.85             4.94(2)
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Return Before Taxes: Class A                                                 4.94             4.25             7.21
Return After Taxes on Distributions:
Class A                                                                      3.93             3.72             6.05
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                      4.55             3.46             5.80
Morgan Stanley International "EAFE" (Europe, Australasia, Far
East) Index(21)                                                             13.54             4.55             5.84
Return Before Taxes: Class B                                                 5.14             3.92             7.01(1)
Morgan Stanley International "EAFE" (Europe, Australasia, Far
East) Index(21)                                                             13.54              4.55            5.59(1)
Return Before Taxes: Class C                                                 8.16              3.89            3.31(2)
Morgan Stanley International "EAFE" (Europe, Australasia, Far
East) Index(21)                                                             13.54              4.55            4.74(2)
--------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
Return Before Taxes: Class A                                                -1.79             -2.44            8.26
Return After Taxes on Distributions:
Class A                                                                     -1.79             -2.44            5.97
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                                 -1.16             -2.06            5.89
S&P 500 Composite Stock Price Index(16)                                      4.91              0.54            9.08
Return Before Taxes: Class B                                                -1.68             -2.65           5.10(11)
S&P 500 Composite Stock Price Index(16)                                      4.91              0.54           5.23(11)
Return Before Taxes: Class C                                                 1.07             -2.75          -5.19(8)
S&P 500 Composite Stock Price Index(16)                                      4.91              0.54          -1.57(8)


For the periods ended                                                                                Past 10 Years/
December 31, 2005                                                   Past One Year     Past 5 Years  Since Inception
--------------------------------------------------------------------------------------------------------------------
SHORT MATURITY GOVERNMENT FUND(9)
Return Before Taxes: Class A                                                 0.25              3.40            4.53
Return After Taxes on Distributions:
Class A                                                                     -1.26              1.63            2.40
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                      0.16              1.84            2.53
Lehman 1-3 Yr. Government Bond Index(22)                                     1.73              3.83            4.89
Class C                                                                     -0.57              2.61            3.63
Lehman 1-3 Yr. Government Bond Index(22)                                     1.73              3.83            4.89
Class S                                                                                                        0.92(12)
Lehman 1-3 Yr. Government Bond Index(22)                                     1.73              3.83            4.89(12)
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY FUND
Return Before Taxes: Class A                                                 2.53              8.10           14.06
Return After Taxes on Distributions:
Class A                                                                      1.17             7.44            11.91
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                                  3.44              6.90           11.40
Russell 2000 Index(23)                                                       4.55              8.22            9.26
Return Before Taxes: Class B                                                 3.11              8.08           13.26(1)
Russell 2000 Index(23)                                                       4.55              8.22            8.95(1)
Return Before Taxes: Class C                                                 5.93                            10.30(13)
Russell 2000 Index(23)                                                       4.55                             8.96(13)
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY  MONEY MARKET FUND
Return Before Taxes: Class A                                                 2.16              1.46            3.02
Lipper U.S. Treasury Money
Market Funds Average(24)                                                     2.32              1.54            3.37
Return Before Taxes: Class B(25)                                            -2.21              0.41            2.37(1)
Lipper U.S. Treasury Money
Market Funds Average(24)                                                     2.32              1.54            3.13(1)
--------------------------------------------------------------------------------------------------------------------


(1)  From inception on April 1, 1996.
(2)  From inception on May 4, 1998.
(3)  From inception on January 4, 1999.
(4) The since inception performance for the Capital Growth and Growth Leaders Funds, which began operations in March 2006, is based on the performance of their predecessors, the Bramwell Growth Fund, which began operations on August 1, 1994, and the Bramwell Focus Fund, which began operations on October 31, 1999, respectively.
(5)  From inception on March 10, 2003.
(6) Performance for the Fund prior to September 26, 2005 is based on the performance of the predecessor Growth Index Fund, which sought to match before expenses the performance of the S&P 500/BARRA Growth Index, restated for Class A and Class B shares to reflect the ncrease in the maximum sales charge from 2.50% to 4%. Performance does not reflect the increase in the maximum Rule 12b-1 fee on Class A shares from 0.20% to 0.30% and Class B shares from 0.75% to 1.00%. If it did, returns would be lower.
(7)  From inception on September 13, 1999.
(8)  From inception on March 30, 2000.
(9) Class A share returns prior to June 1, 2006 but after April 10, 2005 have been restated to reflect the increase in the Government Securities Fund's maximum sales charge from 2% to 4%. Prior to April 11, 2005, the Fund's maximum Class A sales charge had been 4%. Class A share returns prior to June 1, 2006 have been restated to reflect the increase in the Short Maturity Government Fund's maximum sales charge from 1% to 3%. Returns have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If they had, those returns would be higher. The Class C share returns for each Fund prior to June 1, 2006 are based on the returns of that Fund's Class A shares adjusted to reflect that Class C shares do not charge a front-end sales load but may be subject to a contingent deferred sales load and adjusted for Class C's estimated higher expenses.


(10) From inception on June 23, 1997.
(11) From inception on January 12, 1998.
(12) From inception on March 4, 2005.
(13) From inception on July 9, 2001.
14 Returns after taxes on distributions and sale of fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of fund shares.
15 The Lehman Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment.
(16) The S&P 500 Composite Stock Price Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.
(17) Performance for the Capital Growth and Growth Leaders Funds prior to their inception is based on the performance of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively, which were offered without a sales load, restated to reflect the sales loads of the Class A and Class C shares, respectively. Performance does not reflect the increase in the maximum Rule 12b-1 fees for Class A. If it did, returns would be lower. Performance for the Class C shares has been adjusted for the higher estimated expenses of those shares.
(18) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(19) The Lehman High Yield Bond Index is an index consisting of all domestic and corporate rated Ba and below bonds with a minimum outstanding amount of $150 million and maturing over one year.
(20) The Lehman Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.
(21) The Morgan Stanley International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.
(22) The Lehman 1-3 Year Government Bond Index is composed of securities from the Lehman Government Bond Index with maturities between one and three years.
(23) The Russell 2000(TM) Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index representing approximately 8% of the total market capitalization of the Russell 3000 Index.
(24) The Lipper U.S. Treasury Money Market Funds Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper U.S. Treasury Money Market Funds category.
(25) Returns for the Class B shares of the U.S. Treasury Money Market Fund assume a maximum 4% contingent deferred sales charge. Class B shares of this Fund shares may only be acquired by exchange from another Fund's Class B shares. The actual contingent deferred sales charge, if any, paid on the redemption of Class B shares of this Fund will depend on the charge that would have been due on the other Fund's Class B shares at the time of the exchange if such shares had been redeemed rather than exchanged into this Fund.

--------------------------------------------------------------------------------

The annual operating expenses on page 31 and example on page 33, which are based on the Fund's most recent fiscal year, are restated below as if the advisory fee schedule effective August 14, 2006 had been in effect.


Fund/Class                                                                  Other Expenses

                         Management  12b-1 Fee
                           Fee(6)                                                         Total
                                                                           Total Other    Annual
                                                Accounting and             Operating     Operating
                                                Administrative    Other     Expenses     Expenses
                                                    Costs
Capital Markets Income
   Class A                 0.55%      0.25%(9)      0.03%          0.28%      0.31%         1.11%
   Class B                 0.55%      0.92%(9)      0.03%          0.43%      0.46%         1.93%
   Class C                 0.55%      0.82%(9)      0.03%          0.40%      0.43%         1.80%


(9) The Class A, Class B and Class C shares of the Capital Markets Income and Mid Cap Growth Funds are subject to a maximum 12b-1 fee of 0.30%, 1.00% and 1.00%, respectively, the Class A shares of the Capital Opportunity Fund are subject to a maximum 12b-1 fee of 0.30% and the Class D shares of the Balanced Fund are subject to a maximum 12b-1 fee of 0.75%. However, distribution fees are not assessed on the shares owned by the National Life Insurance Company, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the National Life Insurance Company maintains its investment.

Fund/Class                            1 year     3 years    5 years   10 years
Capital Markets Income
   Class A                              $608        $835     $1,081     $1,784
   Class B (if you redeem)               596         906      1,242      1,845
   Class B (if you do not redeem)        196         606      1,042      1,845
   Class C (if you redeem)               283         566        975      2,116
   Class C (if you do not redeem)        183         566        975      2,116

The section second bullet point in the section entitled "How are the Funds Priced?" on page 48 is deleted and replaced with the following:

o Equity securities held by the Capital Markets Income Fund and the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, which may be adjusted to reflect events that occur between the close of those markets and the Fund's determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Fund's Board of Directors, which has delegated this responsibility to the Fund's pricing committee, subject to the Board's review and supervision.I

The following paragraph is added under "Who Manages the Funds?" on page 51:

     The Capital Markets Income Fund's advisory agreement is amended August 14, 2006. If the amended agreement had been in place during the entire fiscal year ended November 30, 2005, the Fund would have paid Sentinel 0.55%.

The description of the Fund's portfolio managers on page 51 is deleted and replaced with the following:

     CAPITAL MARKETS INCOME FUND Daniel J. Manion is the Fund's lead portfolio manager and manages the domestic equity portion of the Fund's portfolio. David M. Brownlee manages the investment-grade bond portion, Daniel E. Gass manages the high-yield bond portion, and Katherine Schapiro manages the international equity portion of the Fund's portfolio. Mr. Brownlee has been associated with Sentinel since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation. Mr. Gass has been associated with Sentinel or an affiliate since 1999 and is Sentinel's Director of Credit Research. Mr. Gass holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is Sentinel's Director of Equity Research. Mr. Manion holds the Chartered Financial Analyst designation. Ms. Schapiro has been associated with Sentinel since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

Capital Opportunity Fund
------------------------
Footnote 6 on page 28 is deleted and replaced with the following:

     Performance for the Fund prior to September 26, 2005 is based on the performance of the predecessor Growth Index Fund, which sought to match before expenses the performance of the S&P 500/BARRA Growth Index, restated for Class A and Class B shares to reflect the increase in the maximum sales charge from 2.50% to 5%. Performance does not reflect the increase in the maximum Rule 12b-1 fee on Class A shares from 0.20% to 0.30% and Class B shares from 0.75% to 1.00%. If it did, returns would be lower.

--------------------------------------------------------------------------------

Mid Cap Growth Fund
-------------------
Effective June 6, 2006, the Mid Cap Growth Fund paragraph on page 52 is deleted and replaced with the following:

     Ms. Bramwell manages the Mid Cap Growth Fund. Ms. Bramwell has been associated with Sentinel and has managed the Fund since 2006. Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation.

     Effective June 26, 2006, Paul Kandel will manage the Mid Cap Growth Fund. Mr. Kandel has been associated with Sentinel since 2006. From 1994 to June 2006, Mr. Kandel was a senior portfolio manager with The Dreyfus Corporation.

Government Securities and Short Maturity Government Fund
--------------------------------------------------------
The Examples on page 33 are deleted and replaced with the following:

Fund/Class                         1 year   3 years     5 years     10 years
Government Securities Fund(1)
   Class A                          $ 500     $ 712    $    941      $ 1,598
   Class C (if you redeem)            292       594       1,021        2,212
   Class C (if you do not redeem)     192       594       1,021        2,212
Short Maturity Government(1)
   Class A                          $ 398     $ 606    $    831      $ 1,477
   Class C (if you redeem)            287       579         995        2,159
   Class C (if you do not redeem)     187       579         995        2,159
   Class S                            148       459         792        1,735

(1) The Examples are based on each Fund's 2005 fiscal year restated as if the advisory fee schedule effective December 19, 2005; the higher maximum Class A front-end sales load effective June 1, 2006, and, with respect to the Short Maturity Government Fund, the lower Class A Rule 12b-1 fee effective June 1, 2006 had all been in place on December 1, 2004. See "Who Manages the Funds" for information on the advisory fee changes. The Government Securities Fund's Examples has also been restated as if the reorganization effective September 23, 2005 had occurred on December 1, 2004.

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                               The Sentinel Funds

                      Supplement dated June 13, 2006 to the
             Statement of Additional Information dated June 1, 2006

Effective August 14, 2006, the Capital Markets Income Fund's list of non-fundamental policies on page 8 is deleted and replaced with the following:

     The Capital Markets Income Fund:
     o Must invest at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, dollar roll transactions, and investment-grade corporate bonds;
     o May not invest more than 35% of its total assets in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;
     o May not invest more than 35% of its total assets in below investment-grade bonds, which may include bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;
     o May not invest more than 35% of its total assets in equity or equity-related securities, including up to 10% of total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets;
     o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant; and
     o May not invest more than 25% of its net assets in repurchase agreements.

Effective August 14, 2006, the fourth paragraph under "Derivative Transactions" on page 11 is deleted and the first two paragraphs are deleted and replaced with the following:

     GENERAL. The Capital Markets Income Fund and the fixed income Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities,
     (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

     The Balanced, Capital Markets Income, Capital Opportunity, Common Stock, International Equity, Mid Cap Growth and Small Company Funds may purchase and sell (a) exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) futures contracts on indices of equity securities, and (c) other securities that replicate the performance of specific "baskets" of stocks.

Effective August 14, 2006, the "Short Hold Trading Strategy" paragraph on page 20 is deleted and replaced with the following:

     SHORT-HOLD TRADING STRATEGY. The Capital Markets Income and High-Yield Bond Funds may have the opportunity to participate in the primary market for new fixed-income issues offered by issuers and/or underwriters at prices the Fund's manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. When the Fund receives less than an optimal allocation in such new issues or when it is otherwise in the Fund's bests interests, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund's purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. Because the Fund is "at risk" for the purchased amount of these new issues, it is possible for the Fund to experience losses on these trades.

Effective immediately, Mr. Thwaites' fund holdings on page 28 are deleted and replaced with the following:

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                                       1

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   NAME                                          FUND                 ALL FUNDS
   Christian W. Thwaites (2,3)        BL - A             IE - C          E
                                      CG - A(4)          MC - C
                                      CM - A             MM - A
                                      CO - A             NY - A
                                      CS - D             SC - A
                                      GL - A(4)          SM - A
                                      GS - C             TF - A
                                      HY - A

Effective June 26, 2006, "Portfolio Manager Compensation" on page 30 is deleted and replaced with the following:

     All portfolio managers are compensated by a combination of fixed salaries and incentive compensation and, in certain circumstances, the portfolio managers may be guaranteed a minimum level of combined compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Advisor's chief executive officer. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Because Mr. Kandel and Ms. Schapiro recently began managing the Fund, their performance compensation is allocated as follows until a 5-year performance record is established: 100% based on the 1-year relative performance in year one; 50% on the 1-year and 50% on the 2-year relative performance in year two; 25% on the 1-year relative performance, 50% on the 2-year relative performance and 25% on the 3-year relative performance in year three; and 25% on the 1-year relative performance, 50% on the 3-year relative performance and 25% on the 4-year relative performance in year four. Portfolio managers who also manage accounts for National Life and its affiliates are also eligible to receive incentive compensation based on the performance of those accounts as compared to specific fixed-income benchmarks.

     A portion of the incentive compensation for Messrs. Brownlee, Kandel, Manion and Schwartz, Ms. Bramwell and Ms. Schapiro is deferred and invested in one or more publicly available Sentinel funds. In addition, for all portfolio managers, the Advisor and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the chief executive officers of the Advisor and National Life based on overall results for National Life and its affiliates, an evaluation of individual performance, and other factors they determine. Mr. Kandel and Ms. Schapiro also receive as additional compensation a portion of the advisory fees earned by the Advisor on the Mid Cap Growth Fund or International Equity Fund, respectively, for a limited period of time. Ms. Bramwell also receives for the five years beginning in 2006 a 20% share of the advisory fees earned on the assets of any separately managed accounts she manages. Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.

Effective June 6, 2006, for Ms. Bramwell, June 26, 2006 for Mr. Kandel and August 14, 2006 for Mr. Brownlee, Mr. Gass, Mr. Manion and Ms. Schapiro, the following is added to the Portfolio Managers' Fund Ownership table on page 32:

--------------------------------------------------------------------------------

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   PORTFOLIO MANAGER                                            AGGREGATE DOLLAR
                                                                RANGE OF EQUITY
                               FUND(S) MANAGED                  IN THE FUND
                               ---------------                  -----------
   Elizabeth R. Bramwell       Mid Cap Growth Fund               A(3)
   David M. Brownlee           Capital Markets Income Fund       A(3)
   Paul Kandel                 Mid Cap Growth Fund               A(3)
   Daniel E. Gass              Capital Markets Income Fund       A(3)
   Daniel J. Manion            Capital Markets Income Fund       A(3)
   Katherine Schapiro          Capital Markets Income Fund       A(3)
    (3)As of May 31, 2006.

The information regarding Mr. Kandel in the tables under "Portfolio Managers' Conflict of Interest" on page 33 is added effective June 26, 2006. All references to Mr. Lee are deleted effective June 6, 2006. All references to Ms. Avutu, Mr. Erikson and Mr. Norris are deleted effective August 14, 2006.

    PORTFOLIO MANAGERS' MANAGEMENT OF REGISTERED INVESTMENT COMPANIES/SERIES
            OTHER THAN THE COMPANY OR THE PENNSYLVANIA TAX-FREE FUND

                                                  NUMBER OF     TOTAL ASSETS OF
                                                 COMPANIES/       COMPANIES/
                        NUMBER OF               SERIES WITH      SERIES WITH
                        COMPANIES/   TOTAL      PERFORMANCE-   PERFORMANCE-BASED
 PORTFOLIO MANAGER       SERIES      ASSETS       BASED FEE          FEE
--------------------------------------------------------------------------------
Paul Kandel                 1     $24.6 million     None           None

--------------------------------------------------------------------------------


                   PORTFOLIO MANAGERS' MANAGEMENT OF ACCOUNTS
                     THAT ARE NOT POOLED INVESTMENT VEHICLES

                                                 NUMBER OF     TOTAL ASSETS OF
                                                 ACCOUNTS         ACCOUNTS
                                                   WITH             WITH
                        NUMBER OF     TOTAL      PERFORMANCE-  PERFORMANCE-BASED
 PORTFOLIO MANAGER      ACCOUNTS     ASSETS      BASED FEE          FEE
--------------------------------------------------------------------------------
Paul Kandel                 1     $12.6 million     None           None

--------------------------------------------------------------------------------

Effective August 14, 2006, the Capital Markets Income Fund advisory fee schedule on page 37 is deleted and replaced with the following:

ADVISORY FEE RATE         AVERAGE DAILY NET ASSETS
0.55%                     First $200 million
0.50%                     Next $200 million
0.45%                     Next $600 million
0.40%                     Next $1 billion
0.35%                     In excess of $2 billion

The following is added under "Portfolio Transactions and Brokerage" on page 47:

     At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Global Markets, LLC ("State Street Global") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Global. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Effective June 6, 2006, for the Mid Cap Growth Fund, and August 14, 2006, for the Capital Markets Income Fund, the following is added under "Portfolio Turnover" on page 49.

     Each of the Capital Markets Income Fund's and Mid Cap Growth Fund's 2006 turnover rate is expected to be higher than its 2005 rate due to a change in portfolio managers in 2006.

Effective August 14, 2006, the second and third paragraph on page 41 are deleted and replaced with the following, and all other references to Evergreen Investment Management Company LLC are deleted.

     Until August 14, 2006, Evergreen Investment Management Company LLC ("Evergreen") served as subadvisor to the Capital Markets Income Fund. Until December 15, 2005, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") served as subadvisor to the International Equity Fund. Until September 1, 2005, Evergreen also served as subadvisor to the High Yield Bond Fund. Until December 31, 2003, Fred Alger Management, Inc. ("Alger") served as a subadvisor to the Capital Opportunity Fund.

     The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 2005 were $682,955 and $473,072, respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2004 were $424,206, $808,349 and $13,805, respectively.
     The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2003 were $325,853, $534,239 and $140,113, respectively.

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                                       4